Creating a Vertically Integrated Producer of Value-added Iron Ore and Steel Products © 2019 Cleveland-Cliffs Inc. All Rights Reserved. COMPELLING STRATEGIC FIT AND MEANINGFUL FINANCIAL BENEFITS Combines high-quality steel assets with reliable supply of iron ore pellets, creating best-in-class vertically integrated producer in North America Positions company to generate value for diverse customer base across both blast furnace and electric arc furnace segments Generates more predictable earnings and cash flow from focus on value-added and non-commoditized products Enhances revenue stream certainty for Cleveland-Cliffs’ pellet production, de-risking up to 9 million long tons of pellets Generates $120 million in estimated annual cost synergies to be fully realized within first 12 months from transaction close Creates potential, future low-capex growth opportunity in metallics via pig iron facility in Ashland, KY COMPELLING PRO FORMA COMPANY PROFILE $1.3 Billion PF LTM Adj. EBITDA(2) $923 Million PF LTM FCF(2,3) 3.5x Total Debt/Adj. EBITDA(4) $8.2 Billion PF LTM Annual Revenues(1) Improved scale & diversification Strong free cash flow profile Leverage-neutral transaction 11,700 Employees Source: Cleveland-Cliffs and AK Steel filings. Note: Revenues, Adjusted EBITDA and FCF are approximate figures. PF LTM revenues exclude intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs’ and AK Steel’s 2018 10-Ks. PF LTM numbers include $120m in anticipated synergies and utilizes each companies’ respective methodologies of calculating Adj. EBITDA. Defined as Adj. EBITDA – Capex. Excludes HBI-related 9/30/19 LTM capex of $415m, per Cleveland-Cliffs’ filings. Per LTM 9/30/19 gross leverage is PF for issuance of $500m new secured debt to refinance AK Steel’s existing secured debt and rolling of all other existing AK Steel debt. The transaction will combine Cleveland-Cliffs, North America’s largest producer of iron ore pellets, with AK Steel, a leading producer of innovative flat-rolled carbon, stainless and electrical steel products. The combined company will be ideally positioned to provide high-value iron ore and steel solutions to customers primarily across North America. Exhibit 99.3

Note: Cleveland-Cliffs PF metrics calculated after adjusting AK Steel’s standalone metrics for iron ore cost savings from purchasing directly from Cleveland-Cliffs. Metrics include Cliff’s third party pellet sales and utilizes each companies’ respective methodologies of calculating Adj. EBITDA. Based on 9/30/19 YTD. Incremental ~$48/short ton Adj. EBITDA margin for AK Steel calculated as ~4.9m short ton of iron ore pellets purchased by AK Steel YTD (assumption based on FY 2018 shipments multiplied by 0.75), multiplied by Cleveland-Cliffs ~$40/short ton pellet margin (higher end of range) divided by ~4.1m short tons of steel production YTD. Steel-only Adj. EBITDA per short ton. Includes $90m of synergies (YTD portion of $120m annual synergies) and accounts for intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs’ and AK Steel’s 2018 10-Ks. Pro forma(4) With Adj. EBITDA margins superior to the EAFs(1) Pro forma(2) Best-in-sector Adj. EBITDA/short ton metrics(1) (3) © 2019 Cleveland-Cliffs Inc. All Rights Reserved. KEY TRANSACTION HIGHLIGHTS Company Name & Headquarters Cleveland-Cliffs Inc. (NYSE: CLF) AK Steel will become a direct wholly-owned subsidiary of Cliffs HQ in Cleveland Maintaining presence at AK Steel’s current office in West Chester and Research & Innovation Center in Middletown, OH AK Steel will retain its branding and corporate identity Leadership & Governance Lourenco Goncalves will remain Chairman, President and CEO Roger Newport will retire as CEO and Director of AK Steel following completion of transaction Three existing AK Steel Board members will join Cliffs Board at closing Two existing Cliffs Board members will step down New Cliffs Board will have 12 members in total Structure & Ownership Cliffs to acquire AK Steel in all-stock transaction at fixed exchange ratio of 0.40x 16% premium to AK Steel stock price on December 2, 2019; 27% premium to AK Steel 30-day volume weighted average stock price Pro forma ownership Cliffs shareholders: 68% AK Steel shareholders: 32% Timing & Closing Requirements Transaction subject to approvals by Cliffs and AK Steel shareholders, regulatory approvals and other customary closing conditions Closing expected to occur first half of 2020 www.clevelandcliffs.com www.aksteel.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law. IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the shareholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department at the below. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department: AK Steel Cleveland-Cliffs 513-425-5215 216-694-5700 PARTICIPANTS IN THE SOLICITATION AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above. NO OFFER OR SOLICITATION This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. © 2019 Cleveland-Cliffs Inc. All Rights Reserved.